AMERICAN PERFORMANCE FUNDS
Supplement dated April 17, 2008
to the following Prospectuses, each dated January 1, 2008, as amended:
Bond Funds
Equity Funds
Money Market Funds — Administrative Shares
Money Market Funds — Institutional Shares
Money Market Funds — Select Shares
Money Market Funds — Service Shares
Legal and Regulatory Matters
The following disclosure is added to the end of the section entitled “Investment Management — Investment Adviser” in each Fund’s prospectus.
Legal and Regulatory Matters
     On September 26, 2006, BISYS Fund Services, Inc., an affiliate of BISYS Fund Services Ohio, Inc. (collectively, “BISYS”),1 which provides various services to the American Performance Funds (the “Funds”) as described above, reached a settlement with the Securities and Exchange Commission (the “SEC”) related to BISYS Fund Services, Inc.’s past marketing arrangements with advisers to certain of its mutual fund clients (the “SEC/BISYS Matter”). AXIA Investment Management did have marketing arrangements with BISYS in connection with the Funds, but those arrangements were terminated in 2004. In October 2006, AXIA Investment Management informed the Funds that the SEC Examination staff was initiating a special examination of AXIA Investment Management, focusing on the subjects of the SEC/BISYS Matter.
     On April 7, 2008, AXIA Investment Management and its parent, BOK, received a notice from the regional office of the SEC in Los Angeles indicating that the staff is considering recommending that the SEC bring a civil injunctive action against AXIA Investment Management and BOK for possible violations of the federal securities laws in connection with the SEC/BISYS Matter. If such a civil action were to be brought and if it were to result in certain outcomes adverse to AXIA Investment Management, AXIA Investment Management and its affiliates could be barred from serving as adviser or principal underwriter of the Trust.
     AXIA Investment Management, BOK and the Funds have been cooperating fully with the SEC in connection with these matters. Additionally, AXIA Investment Management and BOK, in cooperation with a special review committee of the Trustees of the Funds, conducted a review of this matter and took steps to protect the interests of shareholders of the Funds. In August 2007, the Trustees of the Funds and AXIA Investment Management agreed to a full settlement (the “Settlement”) of the subjects of the SEC/BISYS Matter and the BISYS marketing arrangements before AXIA Investment Management became administrator of the Funds in 2004. Under the Settlement, AXIA Investment Management agreed to pay the Funds $2,232,000 and the Funds regard the matter as fully resolved.
     More information about this matter is included in the Funds’ SAI under the heading “Legal and Regulatory Matters.”
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.
[INSERT SKU CODE]

[1]	Effective August 2, 2007, BISYS Fund Services Ohio, Inc. was re-named Citi Fund Services Ohio, Inc. (“Citi Fund Services”) in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A.

AMERICAN PERFORMANCE FUNDS
Supplement dated April 17, 2008
to the following Statements of Additional Information (“SAI”), each dated January 1, 2008, as amended:
Bond and Equity Funds
Money Market Funds
Legal and Regulatory Matters
The disclosure under the heading “Legal and Regulatory Matters” is deleted in its entirety and replaced with the following disclosure:
     On September 26, 2006, BISYS Fund Services, Inc., an affiliate of BISYS, which provides various services to the Trust as described above, reached a settlement with the SEC related to BISYS Fund Services, Inc.’s past marketing arrangements with advisers to certain of its mutual fund clients. Under the terms of the settlement, BISYS Fund Services, Inc. consented to the entry of an Order by the SEC (the “SEC/BISYS Order”). In the SEC/BISYS Order, the SEC determined that BISYS Fund Services, Inc. had “willfully aided and abetted and caused” (1) the investment advisers to 27 different families of mutual funds to violate provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) that prohibit fraudulent conduct; (2) the investment advisers to the 27 fund families to violate provisions of the 1940 Act that prohibit the making of any untrue statement of a material fact in a registration statement filed by a mutual fund with the SEC; and (3) the 27 fund families to violate provisions of the 1940 Act that require the disclosure and inclusion of all distribution arrangements and expenses in the fund’s 12b-1 fee plan. The Funds were one of the 27 fund families and AXIA Investment Management was one of the 27 advisers to which the SEC referred.
     The SEC found that, between 1999 and 2004, BISYS Fund Services, Inc. maintained marketing arrangements with the 27 advisers under which BISYS Fund Services, Inc. rebated to the advisers a portion of the administration fees received by BISYS Fund Services, Inc. from the 27 fund families. The SEC found that the BISYS Fund Services, Inc. arrangements were not disclosed to the fund boards and the marketing budgets were actually assets of the funds. The SEC also found that the arrangements were not disclosed to shareholders of any of the 27 funds until 2003 and that the disclosures which were then made by the funds were incomplete and misleading. In the SEC/BISYS Order, BISYS Fund Services, Inc. agreed, among other things, to disgorge certain monies and pay a civil penalty. AXIA Investment Management did have marketing arrangements with BISYS in connection with the Funds, but those arrangements were terminated in 2004.
     It remains unclear the extent to which the Funds and their service providers are or may be affected by the SEC investigation of BISYS Fund Services, Inc. (which is ongoing) or by the SEC/BISYS Order. Neither the Funds nor AXIA Investment Management were parties to the SEC/BISYS Order, nor are the Funds or AXIA Investment Management bound by the order or its findings.
     In October 2006, AXIA Investment Management informed the Funds that the SEC Examination staff was initiating a special examination of AXIA Investment Management, focusing on the subjects of the SEC/BISYS Order. Also in October 2006, the Board of Trustees formed a special review committee of independent trustees to investigate these matters. In August 2007, the Board of Trustees and AXIA Investment Management agreed to a full settlement (the “Settlement”) of the subjects of the SEC/BISYS Order and the BISYS marketing arrangements before AXIA Investment Management became administrator of the Funds in 2004. Under the Settlement, AXIA Investment Management agreed to pay the Funds $2,232,000 and the Funds regard the matter as fully resolved.
     In April 2008, AXIA Investment Management and its parent, BOK, received a notice from the regional office of the SEC in Los Angeles indicating that the staff is considering recommending that the SEC bring a civil injunctive action against AXIA Investment Management and BOK for possible violations of the federal securities laws in connection with the subjects of the SEC/BISYS Order. If such a civil action were to be brought and if it were to result in certain outcomes adverse to AXIA Investment Management, AXIA Investment Management and its affiliates could be barred from serving as adviser or principal underwriter of the Trust. AXIA Investment Management, BOK and the Funds have been cooperating fully with the SEC in connection with these matters.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.
[INSERT SKU CODE]